                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of October, 1998

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1998-8
                 (Exact name of the registrant as specified in charter)

                 Delaware                333-50053            T/B/D
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of October, 1998, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1998-8, Monthly Distribution Report for October 1998.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 10,1998

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                 WEIGHTED AVERAGE PC RATE: 6.9939
--------------------------------------------------------------------------------
ISSUE DATE:   09/30/1998
CERTIFICATE BALANCE AT ISSUE:   $208,513,719.00

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               570                       $208,513,719.86
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $144,476.48
   Unscheduled Principal Collection/Reversals                    $25,251.10
   Liquidations-in-full                             0                 $0.00
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                    $169,727.58     -$169,727.58

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  570                       $208,343,992.28

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,374,085.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       -$13.79
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             -$13.79

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $158,824.87

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$0.94
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$0.94

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,384,975.60


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 6.9939
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $169,727.58     $1,215,260.87          -$12.85        $1,215,248.02        $0.00        $1,384,975.60


INSURANCE RESERVES*
-------------------

                                                                                               COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS      CLAIMS PAID       ADJUSTMENTS      REMAINING
  --------------  ----------------  ------------------      -----------       -----------      ---------
  MPI               $50,870,485.81              $0.00                $0.00             $0.00     $50,870,485.81

  SPECIAL HAZARD     $7,107,399.00              $0.00                $0.00             $0.00      $7,107,399.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $241,787.00              $0.00                $0.00             $0.00        $241,787.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         0        $0.00             0        $0.00             0     $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
        0       $0.00                      0         $0.00




Subject to certain limitations, coverage for losses on the Mortgage Loans because of defaults by the Mortgagors, to the extent such losses are not covered by any Primary Insurance Policies, are covered by a Mortgage Pool Insurance Policy issued by United Guaranty Residential Insurance Company ("United Guaranty"), as described in the Prospectus Supplement (as defined below). United Guaranty has agreed to waive, to the extent described in the Prospectus Supplement, its right to deny a claim or rescind coverage under the Mortgage Pool Insurance Policy for losses sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with a Mortgage Loan. Certain losses on the Mortgage Loans not covered by Standard Hazard Insurance Policies are covered by a Special Hazard Insurance Policy issued by Travelers Casualty and Surety Company. Losses arising out of certain Mortgagor bankruptcies and extraordinary special hazard events will be covered by the Bankruptcy and Extraordinary Hazard Expense Reserve Fund.

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24,1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1998):

SERIES:  1998-8
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $208,343,992.28**       $0.00***                $0.00***

NUMBER                        570                0                   0

% OF POOL
(DOLLARS)                  100.00%              0.00%                0.00%

% OF POOL
(NO. OF LOANS)             100.00%              0.00%                0.00%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT              $0.00***            $0.00***             $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1998 scheduled payments and September 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1998.

Trading Factor, calculated as of distribution date   October 26, 1998: 0.99624742.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1998, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 7.1322
----------------------------------------------------------------------------------------
ISSUE DATE:   09/30/1998
CERTIFICATE BALANCE AT ISSUE:   $331,438,969.00

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               2791                       $331,438,969.56
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $225,009.21
   Unscheduled Principal Collection/Reversals                    $48,270.07
   Liquidations-in-full                             9         $1,005,356.55
   Principal Balance Sales Adjustments                             -$176.28
   Net Principal Distributed                                  $1,278,459.55   -$1,278,459.55

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  2782                      $330,160,510.01

SCHEDULED INTEREST AT MORTGAGE RATE:                          $2,216,492.92

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       -$26.21
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             -$26.21

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $247,131.21

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$0.38
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$0.38

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $3,247,795.43


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 7.1322
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $1,278,459.55     $1,969,361.71        -$25.83        $1,969,335.88        $0.00        $3,247,795.43


INSURANCE RESERVES*
-------------------

                                                                                               COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS      CLAIMS PAID       ADJUSTMENTS      REMAINING
  --------------  ----------------  ------------------      -----------       -----------      ---------
  MPI               $50,870,485.81              $0.00                $0.00             $0.00     $50,870,485.81

  SPECIAL HAZARD     $7,107,399.00              $0.00                $0.00             $0.00      $7,107,399.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $241,787.00              $0.00                $0.00             $0.00        $241,787.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
        2   $87,738.94             0        $0.00             0     $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0       $0.00                      0         $0.00





Subject to certain limitations, coverage for losses on the Mortgage Loans because of defaults by the Mortgagors, to the extent such losses are not covered by any Primary Insurance Policies, are covered by a Mortgage Pool Insurance Policy issued by United Guaranty Residential Insurance Company ("United Guaranty"), as described in the Prospectus Supplement (as defined below). United Guaranty has agreed to waive, to the extent described in the Prospectus Supplement, its right to deny a claim or rescind coverage under the Mortgage Pool Insurance Policy for losses sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with a Mortgage Loan. Certain losses on the Mortgage Loans not covered by Standard Hazard Insurance Policies are covered by a Special Hazard Insurance Policy issued by Travelers Casualty and Surety Company. Losses arising out of certain Mortgagor bankruptcies and extraordinary special hazard events will be covered by the Bankruptcy and Extraordinary Hazard Expense Reserve Fund.

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24,1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1998):

SERIES:  1998-8
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $330,160,510.01**    $87,738.94***             $87,738.94***

NUMBER                        2782                 2                   2

% OF POOL
(DOLLARS)                  100.00%              0.03%                0.03%

% OF POOL
(NO. OF LOANS)             100.00%              0.07%                0.07%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT          $0.00***      $0.00***             $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT             $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1998 scheduled payments and September 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1998.

Trading Factor, calculated as of distribution date   October 26, 1998: 0.99624742.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1998, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 7.1597
----------------------------------------------------------------------------------------
ISSUE DATE:   09/30/1998
CERTIFICATE BALANCE AT ISSUE:   $90,516,273.00

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               792                        $90,516,273.00
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $152,632.05
   Unscheduled Principal Collection/Reversals                    $46,699.87
   Liquidations-in-full                             8           $902,940.12
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $1,102,272.04   -$1,102,272.04

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  784                         $89,414,000.96

SCHEDULED INTEREST AT MORTGAGE RATE:                            $604,138.23

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        $19.56
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                              $19.56

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $64,003.68

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $1.08
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $1.08

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,642,425.07


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 7.1597
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $1,102,272.04     $540,134.55          $18.48        $540,153.03           $0.00        $1,642,425.07


INSURANCE RESERVES*
-------------------

                                                                                               COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS      CLAIMS PAID       ADJUSTMENTS      REMAINING
  --------------  ----------------  ------------------      -----------       -----------      ---------
MPI                $50,870,485.81              $0.00                $0.00             $0.00     $50,870,485.81

  SPECIAL HAZARD    $7,107,399.00              $0.00                $0.00             $0.00      $7,107,399.00

  BANKRUPTCY BOND
    SINGLE -UNITS     $241,787.00              $0.00                $0.00             $0.00        $241,787.00
      MULTI-UNITS           $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE              $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
        4   $507,134.55              0        $0.00             0     $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
        0       $0.00                      0         $0.00






Subject to certain limitations, coverage for losses on the Mortgage Loans because of defaults by the Mortgagors, to the extent such losses are not covered by any Primary Insurance Policies, are covered by a Mortgage Pool Insurance Policy issued by United Guaranty Residential Insurance Company ("United Guaranty"), as described in the Prospectus Supplement (as defined below). United Guaranty has agreed to waive, to the extent described in the Prospectus Supplement, its right to deny a claim or rescind coverage under the Mortgage Pool Insurance Policy for losses sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with a Mortgage Loan. Certain losses on the Mortgage Loans not covered by Standard Hazard Insurance Policies are covered by a Special Hazard Insurance Policy issued by Travelers Casualty and Surety Company. Losses arising out of certain Mortgagor bankruptcies and extraordinary special hazard events will be covered by the Bankruptcy and Extraordinary Hazard Expense Reserve Fund.

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24,1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1998):

SERIES:  1998-8
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $89,414,000.96**    $507,134.55***         $507,134.55***

NUMBER                        2782                 4                   4

% OF POOL
(DOLLARS)                  100.00%              0.57%                0.57%

% OF POOL
(NO. OF LOANS)             100.00%              0.51%                0.51%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT          $0.00***      $0.00***             $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT             $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1998 scheduled payments and September 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1998.

Trading Factor, calculated as of distribution date   October 26, 1998: 0.99624742.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1998, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 7.0365
----------------------------------------------------------------------------------------
ISSUE DATE:   09/30/1998
CERTIFICATE BALANCE AT ISSUE:   $71,192,910.00

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               203                        $71,192,910.21
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month               $77,263.33
   Unscheduled Principal Collection/Reversals                     $5,320.98
   Liquidations-in-full                             0                 $0.00
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                     $82,584.31      -$82,584.31

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  203                        $71,110,325.90

SCHEDULED INTEREST AT MORTGAGE RATE:                            $471,714.12

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $54,267.18

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                          $500,031.25


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1998-8                                         WEIGHTED AVERAGE PC RATE: 7.0365
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
     $82,584.31     $417,446.94          $0.00          $417,446.94          $0.00         $500,031.25


INSURANCE RESERVES*
-------------------

                                                                                               COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS      CLAIMS PAID       ADJUSTMENTS      REMAINING
  --------------  ----------------  ------------------      -----------       -----------      ---------
  MPI               $50,870,485.81              $0.00                $0.00             $0.00     $50,870,485.81

  SPECIAL HAZARD     $7,107,399.00              $0.00                $0.00             $0.00      $7,107,399.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $241,787.00              $0.00                $0.00             $0.00        $241,787.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
        2    $914,160.03

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------






Subject to certain limitations, coverage for losses on the Mortgage Loans because of defaults by the Mortgagors, to the extent such losses are not covered by any Primary Insurance Policies, are covered by a Mortgage Pool Insurance Policy issued by United Guaranty Residential Insurance Company ("United Guaranty"), as described in the Prospectus Supplement (as defined below). United Guaranty has agreed to waive, to the extent described in the Prospectus Supplement, its right to deny a claim or rescind coverage under the Mortgage Pool Insurance Policy for losses sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with a Mortgage Loan. Certain losses on the Mortgage Loans not covered by Standard Hazard Insurance Policies are covered by a Special Hazard Insurance Policy issued by Travelers Casualty and Surety Company. Losses arising out of certain Mortgagor bankruptcies and extraordinary special hazard events will be covered by the Bankruptcy and Extraordinary Hazard Expense Reserve Fund.

Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24,1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1998):

SERIES:  1998-8
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $71,110,325.90**    $914,160.03***         $914,160.03***

NUMBER                        203                 2                   2

% OF POOL
(DOLLARS)                  100.00%              1.29%                1.29%

% OF POOL
(NO. OF LOANS)             100.00%              0.99%                0.99%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT          $0.00***      $0.00***             $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT             $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1998 scheduled payments and September 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1998.

Trading Factor, calculated as of distribution date   October 26, 1998: 0.99624742.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1998, and unscheduled prepayments in months prior to October ) can be calculated.